UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                       Amendment No. 1 to Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 2, 1998


                FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
            (Exact name of registrant as specified in its charter)


                Texas                                     76-0465087
      (State or other jurisdiction of                  (I.R.S. Employer
           Incorporation)                             Identification No.)


             675 Bering Drive, Suite 710
                 Houston, Texas                              77057
      (Address of principal executive offices)             (Zip Code)

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       Registrant's telephone number, including area code (713) 977-2600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated October 2, 1998, in connection with the acquisition of all of the outstanding common stock of Auto Lenders Acceptance Corporation, hereby amends the Form 8-K filed with the Securities and Exchange Commission on October 19, 1998, to report the following items as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
 EXHIBITS.

      (a)  Financial Statements of Business Acquired.

            The following are filed as an exhibit hereto and incorporated herein by reference:

            Report of Independent Auditors

            Auto Lenders Acceptance Corporation Consolidated Balance Sheets as of December 31, 1997 and 1996 (audited) and August 31, 1998 (unaudited)

            Auto Lenders Acceptance Corporation Consolidated Statements of Operations for the Years Ended December 31, 1997 and 1996 (audited) and for the Eight Months Ended August 31, 1998 and 1997 (unaudited)

            Auto Lenders Acceptance Corporation Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1997 and 1996 (audited) and for the Eight Months Ended August 31, 1998 (unaudited)

            Auto Lenders Acceptance Corporation Consolidated Statements of Cash Flows for the Years Ended December 31, 1997 and 1996 (audited) and for the Eight Months Ended August 31, 1998 and 1997 (unaudited)

            Auto Lenders Acceptance Corporation Notes to Consolidated Financial Statements

      (b)  Pro Forma Financial Information.

            The following are filed as an exhibit hereto and incorporated herein by reference:

            First Investors Financial Services Group, Inc. and Auto Lenders Acceptance Corporation Pro Forma Consolidated Balance Sheet as of July 31, 1998 (unaudited)

            First Investors Financial Services Group, Inc. and Auto Lenders Acceptance Corporation Pro Forma Consolidated Statement of Operations for the Three Months Ended July 31, 1998 (unaudited)

            First Investors Financial Services Group, Inc. and Auto Lenders Acceptance Corporation Pro Forma Consolidated Statement of Operations for the Year Ended April 30, 1998 (unaudited)

            First Investors Financial Services Group, Inc. and Auto Lenders Acceptance Corporation Explanatory Notes to the pro forma consolidated financial statements

      (c)  Exhibits.

            2.1* Stock Purchase Agreement, dated as of September 9, 1998, between First Investor Financial Services Group, Inc. and Fortis, Inc. to purchase Auto Lenders Acceptance Corporation a wholly-owned subsidiary of Fortis, Inc.

            21.1* Subsidiaries of the Registrant

            99.1 Consolidated Financial Statements of Auto Lenders Acceptance Corporation

            99.2 Unaudited Pro Forma Consolidated Financial Information of First Investors Financial Services Group, Inc.

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            * Exhibit previously filed with the Company's Form 8-K dated October
            2, 1998, which was filed on October 19, 1998, and incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.


                              /s/Bennie H. Duck
                        BY:
                              Bennie H. Duck
                              Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:  December 11, 1998